                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               November 18, 1996
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                         SYLVAN LEARNING SYSTEMS, INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




        Maryland                  0-22844                52-1492296
    ----------------          ---------------         -----------------
(State of Incorporation) (Commission File Number)       (IRS Employer
                                                      Identification No.)



                              9135 Guilford Road
                                  Columbia, Maryland      21046
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             (Address of principal executive offices)   (Zip Code)



                                (410) 880-0889
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                        (Registrant's telephone number)
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Item 5.  Other Events.

       On November 18, 1996, ACT, Inc., an Iowa nonprofit corporation, formerly known as American College Testing Program, Inc. ("ACT"), filed suit against Sylvan Learning Systems, Inc. in the United States District Court for the Northern District Of Iowa (Cedar Rapids Division) (Civil Action No. C96-334MJM), alleging that Sylvan violated federal antitrust laws and committed various state law torts in connection with the operation of its computer-based testing operations and in obtaining a testing services contract from the National Association of Securities Dealers, Inc. ("NASD") in January of 1996. ACT develops and administers tests and assessments, including the ACT Assessment, which is administered to high school and college students each year.

       Specifically, ACT claims that prior to the time the NASD awarded Sylvan a testing services contract, ACT had the contractual right to be awarded a contract by the NASD to administer computer-based NASD examinations and to acquire the NASD's testing network, and ACT alleges Sylvan knew or should have known of the existence of this right. According to the complaint, Sylvan intentionally and improperly induced the NASD to breach its contract with ACT, thus interfering with ACT's prospective business relationship with the NASD. ACT also claims that Sylvan intentionally and improperly interfered with ACT's current and prospective contractual relationship with Regents College of New York. ACT also claims that Sylvan has monopolized or has attempted to monopolize the United States computer-based test administration services market in violation of Section 2 of the Sherman Act.

       In the complaint, ACT seeks unspecified actual damages in excess of $75,000, treble such actual damages, punitive damages, injunctive relief and award of its attorneys' fees and costs. Sylvan believes the grounds of the lawsuit are without merit and intends to defend the lawsuit vigorously.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits.
            ---------

            None.



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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 21, 1996     SYLVAN LEARNING SYSTEMS, INC.



                             By:/s/ B. Lee McGee
                                ----------------------------------------------
                                B. Lee McGee, Senior Vice President
                                  and Chief Financial Officer

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